UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LIQTECH INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

November 7, 2018

To our Stockholders:

The Annual Meeting of the Stockholders (the “Meeting”) of LiqTech International, Inc. (the “Company”) will be held at 3:00 p.m., local time on Friday, December 7, 2018, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,
/s/ Sune Mathiesen
Sune Mathiesen
Chief Executive Officer, Principal Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on December 7, 2018: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2017 and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at https://materials.proxyvote.com/53632A. These proxy materials are available free of charge.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF LIQTECH INTERNATIONAL, INC.

TO BE HELD ON DECEMBER 7, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of LiqTech International, Inc., a Nevada corporation (the “Company”), will be held at 3:00 p.m., local time on Friday, December 7, 2018, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark for the following purposes:

1.	To elect a slate of nominees consisting of current directors Mark Vernon, Sune Mathiesen, Alexander J. Buehler, Peyton Boswell and Joel Gay to serve as directors of the Company;

2.	To ratify the appointment of Sadler, Gibb & Associates, L.L.C. (“Sadler”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018;

3.	To approve, on an advisory basis, the compensation of the named executive officers; and

4.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Company’s Board of Directors recommends that you vote in favor of proposals One, Two, and Three.

Stockholders of record as of the Record Date (October 31, 2018) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: November 7, 2018	BY ORDER OF THE BOARD OF
DIRECTORS
/s/ Sune Mathiesen
Sune Mathiesen
Chief Executive Officer, Principal Executive Officer and Director

PROXY STATEMENT

LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of LiqTech International, Inc., a Nevada corporation (the “Company” or “LiqTech”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 3:00 p.m., local time on Friday, December 7, 2018, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

The approximate date on which this Proxy Statement and form of proxy are intended to be sent or given to the stockholders is November 7, 2018. These proxy materials are also available free of charge on the internet at https://materials.proxyvote.com/53632A. Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the Meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card in the enclosed postage paid envelope.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), as of the close of business on October 31, 2018 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 72,905,547 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting. Action on all other matters, including, without limitation, the ratification of the appointment of Sadler, Gibb & Associates, L.L.C. (“Sadler”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018 and the advisory vote on the compensation of our named executive officers, requires the approval of a majority of votes cast at the Meeting. For purposes of these proposals, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares of Common Stock, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting. At the Meeting, ballots will be distributed with respect to the proposals to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes for the election of directors being either “FOR” or “WITHHOLD VOTE” (where stockholders may withhold such vote by writing the names of such nominee(s) in a space provided on the ballot), and the votes for the ratification of the appointment of Sadler and the advisory votes for the compensation of our named executive officers being either “FOR,” “AGAINST” or “ABSTAIN.”

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposals.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer of the Company at the address of the corporate headquarters of the Company set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently comprised of five (5) members. We are therefore recommending the election of five of our existing Board members at the Meeting. Our Bylaws provide for the authorization of up to eight (8) directors. Any vacancies in the Board may be exclusively filled by a majority vote of the remaining directors, though less than quorum, or by a sole remaining director. Each director so elected shall hold office for the balance of the term to which such director is elected.

The Board has recommended for election current directors Mark Vernon, Sune Mathiesen, Alexander J. Buehler, Peyton Boswell and Joel Gay (each, a “Nominee” and collectively, the “Nominees”). If elected at the Meeting, each director would serve until the next annual meeting of the stockholders and his successor is duly elected and qualified.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Mark Vernon	65	Chairman of the Board
Sune Mathiesen	43	Director, Chief Executive Officer (Principal Executive Officer)
Alexander J. Buehler	43	Director
Peyton Boswell	47	Director
Joel Gay	40	Director

A brief biography of each Nominee is set forth below:

Mark Vernon. Mr. Vernon has served as a Director of LiqTech International, Inc. since February 26, 2013 and as Chairman of the Board of Directors since July 5, 2018. Mr. Vernon has served as a Director of Senior plc, a UK-based aerospace and industrial engineering business, since May of 2011 and currently serves as its Senior Independent Director. Mr. Vernon has had a distinguished career in the industrial engineering industry, with wide international business experience. In January 2014, Mr. Vernon retired as Chief Executive Officer and Director of Spirax-Sarco Engineering plc (London Stock Exchange: SPX), a designer and supplier of industrial steam systems and peristaltic pumps, after serving on the Spirax Board since 2006. He also served previously as Group Vice-president of Flowserve’s Flow Control Business Unit, Group Vice-president of Durco International and President of Valtek International. Mr. Vernon earned a BSc degree (magna cum laude) from Weber State University.

Sune Mathiesen. Mr. Mathiesen has served as Chief Executive Officer and a Director of LiqTech International since July 29, 2014. Mr. Mathiesen has served as Chief Executive Officer and as a Director of Masu A/S, a Danish company since February 2013. He has served as CEO and Director of the Board of Provital Solutions A/S since March 2012. Before that he served as Country Manager of Broen Lab Group since August 2010 and before that as Country Manager of GPA Flowsystem since February 2000. Mr. Mathiesen has a solid background in executive management, sales and turnarounds. Mr. Mathiesen has been working hands-on with technical products within the valves and fittings industry for the past 16 years. He has a degree in commercial science from Via College in Randers, Denmark.

Alexander J. Buehler. Mr. Buehler has served as a Director since August 11, 2017. Mr. Buehler has served as the Chief Executive Officer and as a director of EMS USA, Inc., a provider of pipeline and facility maintenance and construction, since July of 2014. From May of 2011 to June of 2014, Mr. Buehler served as Chief Financial Officer of Energy Recovery, Inc., a publically traded provider of energy recovery products to the water, oil & gas, and chemical industries. Mr. Buehler has also served as a director of Energy Recovery, Inc. since February of 2015. Mr. Buehler previously served in executive leadership positions at Insituform Technologies, Inc., and worked for five years in the U.S. Army Corps of Engineers. He received a B.S. in Civil Engineering from the United States Military Academy at West Point and an MBA in Finance from the Wharton School at the University of Pennsylvania.

Peyton Boswell. Mr. Boswell has served as a Director since August 11, 2017. Mr. Boswell has served as Managing Director of EnterSolar, LLC, a provider of commercial solar photovoltaic solutions, since September of 2010. Before joining EnterSolar, Mr. Boswell led solar development activities for Fortistar, and was the founder of RenewCo V.I., a renewable energy development firm based in the U.S. Virgin Islands. Prior to entering the solar industry, Peyton was a finance and investment banking professional for 15 years with J.P. Morgan and Bank of America, primarily focused on private equity transactions, M&A advisory services, and the coverage of corporate clients across a range of industry groups. Mr. Boswell is a Chartered Financial Analyst (CFA) and has a NABCEP Technical Sales Certification. He earned a BA from Cornell University and holds an MBA from Columbia Business School.

Joel Gay. Mr. Gay was appointed to serve as a Director on November 1, 2018. Mr. Gay currently serves on the board of GDG Constructors as an Executive Director and Chair of the Audit Committee. Mr. Gay most recently served as President and Chief Executive Officer of Energy Recovery, Inc., a publically traded provider of energy recovery products to the water, oil & gas, and chemical industries, from April of 2015 to February of 2018 and was also a member of its Board of Directors. Mr. Gay joined Energy Recovery in January 2012, holding several positions at the company prior to his elevation as Chief Executive Officer, including Chief Financial Officer and Chief Strategy Officer. Prior to joining Energy Recovery, Mr. Gay held various roles at Aegion Corporation, most notably as the Chief Financial Officer of the North American division. Mr. Gay holds an MBA from the Booth School of Business at the University of Chicago.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers is related by blood, marriage or adoption.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH OF MARK VERNON, SUNE MATHIESEN ALEXANDER J. BUEHLER,

PEYTON BOSWELL AND JOEL GAY

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Sadler, Gibb & Associates, L.L.C. (“Sadler”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018. Services provided to the Company by our independent registered public accountants during the fiscal year ended December 31, 2017 are described under “Audit-Related Matters—Auditor Fees and Services” herein below.

We are asking our stockholders to ratify the selection of Sadler as our independent registered public accountants.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, L.L.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PROPOSAL THREE

ADVISORY VOTE ON NAMED

EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our compensation committee, along with our Board, believes that they have taken a responsible approach to compensating our named executive officers given our limited resources.

Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Our Board believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or our Board. Our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Our current policy, as voted on by our stockholders in 2015, is to hold a say-on-pay vote every three years. The next say-on-pay vote will take place at our annual meeting in 2021, at which time our stockholders will have the opportunity to vote on the frequency of our future say-on-pay votes.

Vote Required for Approval

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The vote required for approval of the compensation of our named executive officers is the affirmative vote of the majority of shares represented in person or by proxy and entitled to vote on this item. Each holder of common stock is entitled to one vote for each share held.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS

DISCLOSED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Committees of our Board of Directors

Committee Composition

The Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The following table sets forth the current membership of each of these committees:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Alexander J. Buehler*	Mark Vernon*	Mark Vernon*
Mark Vernon	Alexander J. Buehler	Alexander J. Buehler
Peyton Boswell	Peyton Boswell	Peyton Boswell
* Chairman of the committee

Audit Committee

Our Audit Committee consists of Alexander J. Buehler (Chairman), Mark Vernon and Peyton Boswell, each of whom is an independent director as defined in the NYSE American rules and the rules of the U.S. Securities and Exchange Commission (the “SEC”). Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, our Board has determined that Mr. Buehler is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements. We have implemented a written charter, available at www.liqtech.com, for our Audit Committee which provides that our Audit Committee is responsible for:

●

appointing, compensating, retaining, overseeing the independence and performance of and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

●	discussing with management and the independent auditors our quarterly and annual audited financial statements, our internal control over financial reporting, and related matters;

●	reviewing and discussing with management and the independent auditors the Management’s Discussion and Analysis section of the Company’s Forms 10-Q and 10-K prior to filing with the SEC;

●

reviewing and discussing with the independent auditors any reports, comments or recommendations made to the Company and consulting with the independent auditors at least once per quarter regarding internal controls and reporting procedures;

●	reviewing, at least quarterly, the status of any legal matters which could significantly impact the Company’s financial statements

●	reviewing with management the Company’s program for promoting compliance with the applicable legal and regulatory requirements;

●	reviewing and approving any related party transactions;

●	meeting separately, periodically, with management and the independent auditors;

●	annually reviewing and reassessing the adequacy of our Audit Committee Charter;

●	such other matters that are specifically delegated to our Audit Committee by our Board from time to time; and

●	maintaining minutes of meetings and reporting regularly to the Board of Directors.

During the fiscal year ended December 31, 2017, the Audit Committee met four times.

The Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 16, as amended; and (iii) received the written disclosures and letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017.

Compensation Committee

Our Compensation Committee consists of Mark Vernon (Chairman), Alexander J. Buehler and Peyton Boswell, each of whom is an independent director as defined in the NYSE American rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act of 1934 (the “Exchange Act”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. We have implemented a written charter for our Compensation Committee, available at www.liqtech.com, which provides that our Compensation Committee is responsible for:

●	reviewing and making recommendations to our Board regarding our compensation policies and forms of compensation provided to our directors and officers;

●	reviewing and assisting the Board and Management in enforcing the prohibition on loans by the company to officers and directors;

●	reviewing and making recommendations to our Board regarding bonuses for our officers and other employees;

●	reviewing and making recommendations to our Board regarding stock-based compensation for our directors and officers;

●	annually reviewing and reassessing the adequacy of our Compensation Committee Charter;

●	administering our stock option plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board after the business combination from time to time.

The Compensation Committee has the principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and directors. The Compensation Committee Charter sets forth the authority and responsibilities of the Committee for the performance evaluation and compensation of the Company’s CEO, executive officers and directors, and significant compensation arrangements, plans, policies and programs of the Company. The Committee has authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities, including the authority to approve an external advisor’s fees and other retention terms on behalf of the Company. Pursuant to the Compensation Committee Charter, the Company shall provide appropriate funding to the Committee, as determined by the Committee in its capacity as a Committee of the Board, for payment of compensation to any outside advisors engaged by the Committee.

The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of such goals and objectives. Based on this evaluation the Committee makes and annually reviews decisions regarding: (i) salary paid to the CEO; (ii) the grant of all cash based bonuses and equity compensation to the CEO; (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO; (iv) any CEO severance or change in control arrangement; and (v) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component(s) of the CEO’s compensation, the Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects and the incentive awards given to the Company’s CEO in prior years.

The Committee also meets with the CEO within 90 days after the commencement of each fiscal year to discuss the compensation programs to be in effect for the Company’s executive officers for such fiscal year and to review and approve the corporate goals and objectives relevant to those programs. In light of these goals and objectives, the Committee makes and annually reviews decisions regarding: (i) salary paid to the executive officers; (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers; (iii) performance targets for executive officers; (iv) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers; (v) executive officers’ severance or change in control arrangements; and (vi) any other executive officer compensation matters as from time to time directed by the Board. In determining the long-term incentive component(s) of the executive officer’s compensation, the Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to executive officers at companies that the Committee determines comparable based on factors it selects and the incentive awards given to the Company’s executive officers in prior years.

During the fiscal year ended December 31, 2017, the Compensation Committee met two times.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Mark Vernon (Chairman), Alexander J. Buehler and Peyton Boswell, each of whom is an independent director as defined in the NYSE American rules. We have implemented corporate governance guidelines as well as a written charter for our Governance and Nominating Committee, available at www.liqtech.com, which provides that our Governance and Nominating Committee is responsible for:

●	defining the future needs of the Board and overseeing the process by which individuals may be nominated to our Board and its standing committees;

●	making recommendations as to the size, functions and composition of our Board and its committees;

●	identifying, recruiting, evaluating, approving and nominating potential directors;

●	considering nominees proposed by our stockholders;

●	establishing and periodically assessing the criteria for the selection of potential directors;

●	making recommendations to the Board on new candidates for Board membership;

●	developing, recommending and reviewing a code of business conduct and ethics compliant with the rules and regulations of the SEC and the NYSE American;

●	Reviewing the Company’s Insider Trading Policy and recommending any changes for approval by the Board;

●	overseeing corporate governance matters including educating directors and identifying any potential conflicts of interest;

●	recommending that the Board establish special committees as necessary; and

●	reviewing annually and reassessing the adequacy of our Governance and Nominating Committee Charter.

In making nominations, the Governance and Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Governance and Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints.

One of the primary responsibilities of the Governance and Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant technical, commercial and securities expertise, meet the highest standards of personal integrity, judgment and critical thinking, and an ability to work in an open environment with other directors to further the interests of the Company and its shareholders. In recommending appointments to the Board, the Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors. Board appointments are, in the final analysis, made on merit.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, recommendations from current directors, and from the Company’s corporate advisors. The Company also utilizes professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Governance and Nominating Committee to determine if the director nominees have the requisite technical and commercial expertise to maintain a proper balance of skills required by the Board. There are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

During the fiscal year ended December 31, 2017, the Governance and Nominating Committee met five times.

Director Independence

The Board has determined that Messrs. Buehler, Vernon, Gay and Boswell are independent as that term is defined in the listing standards of the NYSE American. In making these determinations, our Board has concluded that none of our independent directors has an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Mathiesen is not considered independent because of his role as Chief Executive Officer of the Company and because he is a significant stockholder. We expect that our independent directors will meet in executive session (without the participation of executive officers or other non-independent directors) at least two times each year, and Mark Vernon presides over such meeting of independent directors.

Board Leadership Structure and Risk Oversight

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of the Company. Based on the attributes and skills of each director, the Company’s leadership structure is appropriate. The Board plays an active role in the risk oversight of the Company.

Mr. Vernon’s extensive global executive and director experience in industrial engineering businesses, particularly in the United States, Asia and Europe, provides the Board with valuable insight into the markets the Company serves, operational expertise and proven management and Board expertise. Mr. Vernon has broad public company board experience.

Mr. Mathiesen’s prior experience at leading businesses as the Chief Executive Officer and Chairman of companies in the technical products space distinguish him as an integral part of the Company’s Board and management team. He is uniquely qualified to provide a perspective on matters involving the continued growth and development of the Company.

Mr. Buehler has wide experience in general management and strategic planning as well as new product development, corporate development and operations management.  Mr. Buehler also has relevant market experience in the global water, oil & gas, and manufacturing industries . Mr. Buehler brings prior public company board experience to the LiqTech Board.  Mr. Buehler has been determined by our Board to qualify as an Audit Committee Financial Expert.

Mr. Boswell's experience in establishing and growing successful renewable energy clean tech businesses and prior experience in investment banking provides the Board with a unique perspective on corporate finance, capital markets and strategic growth matters. Further, the Board has determined that he qualifies as an Audit Committee Financial Expert.

Mr. Gay has executive management experience in the global water, oil & gas, and chemical industries. His significant experience in publically-traded companies provides the Board with industry specific and general managerial expertise. Mr. Gay also brings relevant direct experience in commercializing and scaling technology companies. Further, the Board has determined that he qualifies as an Audit Committee Financial Expert.

Board Meetings

The Board held twelve meetings (including regularly scheduled and special) during the fiscal year ended December 31, 2017. Each incumbent director attended greater than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the board on which each director served (during the period for which each director has been a director).

The Board encourages all of its members to attend its Board meetings.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by its officers and directors and greater than ten percent (10%) beneficial owners were timely filed.

Code of Ethics

Effective January 1, 2012, the Board adopted a Code of Business Conduct and Ethics with the purpose of assuring that all employees and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct. A copy of the Code of Business Conduct and Ethics is available on the Company website at www.liqtech.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Our Compensation Committee consists of Mark Vernon (Chair), Alexander J. Buehler and Peyton Boswell, each of whom is an independent director as defined in the NYSE American rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Code. None of the members of the Compensation Committee was or is an officer or employee of the Company. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this Proxy Statement is set forth below. Each officer of the Company shall be elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time, and shall serve at the pleasure of the Board. None of our executive officers or directors is related by blood, marriage or adoption.

Name	Age	Titles
Sune Mathiesen	43	Director, Chief Executive Officer (Principal Executive Officer)
Claus Toftegaard	53	Chief Financial Officer (Principal Financial and Accounting Officer)

A brief biography of the executive officer who is not also a Nominee is set forth below:

Claus Toftegaard. Mr. Toftegaard was appointed as our Chief Financial Officer effective August 15, 2018. He previously served as the Chief Financial Officer of Gabriel Holding A/S, a publically traded fabric supply company in Denmark, since October of 2014, and as its Financial Manager from June of 2011 until his appointment as Chief Financial Officer. Mr. Toftegaard previously served as the CFO of RTX A/S, a publically traded wireless solutions company in Denmark, from August of 2006 to March of 2011. Mr. Toftegaard also previously worked as an auditor at Ernst and Young in Denmark for U.S. GAAP reporting. Mr. Toftegaard holds a MSc. in Business Economics and Auditing from Aalborg University.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of our officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the officers is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

 The following table sets forth certain information with respect to compensation for the years ended December 31, 2017, 2016 and 2015 earned by or paid to our chief executive officer and our two most highly compensated executive officers, other than our chief executive officer, in 2016 whose total compensation exceeded US$100,000 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Other		Total
Sune Mathiesen, Chief Executive Officer (3)
	2017	$275,559	$50,868		$-	-	-	$24,086	(5)	$350,513
	2016	216,099			-	-	-	21,268		237,267
	2015	220,992			-	-	-	22,962		243,954

Soren Degn, Chief Financial Officer (4)
	2017	172,913			-	-	-	103,775	(5)	276,688
	2016	216,146			-	-	-	17,440		233,586
	2015	169,801	-	-	96,968	-	-	16,691		283,460

(1)

Total salaries for Messrs. Mathiesen and Degn for 2015 are reported on an as-converted basis from Danish Kroner (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.8300, as of December 31, 2015. Total salaries for Messrs. Mathiesen and Degn for 2016 are reported on an as-converted basis from Danish Kroner (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 7.0528, as of December 31, 2016. Total salaries for Messrs. Mathiesen and Degn for 2017 are reported on an as-converted basis from Danish Kroner (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.2077, as of December 31, 2017. We do not make any representation that the Danish Kroner amounts could have been, or could be, converted into U.S. dollars at such rate on December 31, 2015, December 31, 2016 or December 31, 2017, or at any other rate.

(2)

These amounts represent the aggregate grant date fair value for stock awards granted in fiscal year 2015, computed in accordance with FASB ASC Topic 718. See notes to consolidated financial statements contained elsewhere in this report for further information on the assumptions used to value stock options. On December 22, 2015, Mr. Degn was granted stock options to purchase 130,000 shares of common stock, at $1.01 per share. The options vested immediately. Mr. Degn exercised all of his options following his resignation prior to their termination.

(3)

Mr. Mathiesen became our Chief Executive Officer in August 2014. Pursuant to his employment agreement, Mr. Mathiesen was entitled to an annual base salary of approximately $240,859 based on the currency exchange rate of $1.00 = DKK 6.2277, as of December 31, 2017.

(4)

Mr. Degn became our Chief Financial Officer in August 2011 and resigned effective August 15, 2018. Pursuant to his consultancy agreement, Mr. Degn was entitled to an estimated annual base fee of approximately $185,070 based on the currency exchange rate of $1.00 = DKK 6.2277, as of December 31, 2017.

(5)

Pursuant to Mr. Mathiesen’s employment agreement, Mr. Mathiesen’s received $24,086, $21,268 and $22,962 of contributions from the Company to his individual retirement account in 2017, 2016 and 2015. Pursuant to Mr. Degn’s employment agreement, Mr. Degn received $11,240, $17,440 and $16,691 of contributions from the Company to his individual retirement account in 2017, 2016 and 2015. Mr. Degn received a consultancy fee of $92,535 in 2017 for his service as a CFO of the company.

Employment and Service Agreements

During the year ended December 31, 2017, we had employment and services agreements, as applicable with Messrs. Mathiesen, Degn, Petersen. Since December 31, 2017, the agreements with each of Mr. Degn and Mr. Petersen have been terminated, and we entered into an Agreement with Mr. Toftegaard in connection with his joining as Chief Financial Officer. A description of the foregoing agreements is set forth below.

 Mathiesen Agreement

Effective July 30, 2014 the Company’s Board of Directors appointed Mr. Mathiesen to serve as Chief Executive Officer of the Company and as a Director of the Company. Mr. Mathiesen was also engaged to serve as a Director of LiqTech Int. DK pursuant to a Director Contract, dated July 15, 2014, by and between Mr. Mathiesen and LiqTech Int. DK (the “Mathiesen Agreement”). Pursuant to the terms of the Mathiesen Agreement, in consideration for his services, Mr. Mathiesen shall receive an annual base salary initially set at DKK 1,500,000 (or approximately $245,042 based on the currency exchange rate of $1 = DKK 6.1214 as of December 31, 2014). Further, he shall receive a yearly bonus of 5% of the average gross profit for LiqTech Int. DK and LiqTech Systems A/S for any sales (revenue) ≥130,000,000 DKK per year (the gross margin is fixed at 40% without depreciations). For example, the calculation will be as follows, if the revenue for certain of the Company’s subsidiaries should be DKK 200,000,000 in a year and the gross profit DKK 80,000,000 (40%) the bonus would be the following: 80,000,000 minus 130,000,000 * 0.4 = 52,000,000 DKK = 28,000,000 * 0.05 = DKK 1,400,000. Mr. Mathiesen is entitled to five weeks of vacation, home internet service, a mobile phone, a laptop and reimbursement of travel expenses. We may terminate the Mathiesen Agreement upon not less than twelve months prior notice and Mr. Mathiesen may terminate the Mathiesen Agreement with twelve months prior notice effective as of the end of the month in which notice is given. The Mathiesen Agreement was irredeemable from both parties until December 31, 2016.

Degn Agreement

On June 30, 2017, Mr. Degn and the Company agreed to replace Mr. Degn’s previous employment agreement in its entirety with a CFO Service Agreement, whereby Mr. Degn would be entitled to compensation at an average monthly rate of $15,400 until March 31, 2018. Mr. Degn’s agreement was terminated upon his resignation, effective August 15, 2018

Petersen Agreement

Effective January 1, 2014, we entered into a Services Agreement with Mr. Petersen (the “Petersen Agreement”) whereby Mr. Petersen provided on-going services to us including, participation at road shows, general investor relations services, general work as Chairman of the Board and other services which are mutually agreeable by both parties on an ad hoc basis in consideration for annual payments equal to DKK1,235,000 (or approximately $201,751 based on the currency exchange rate of $1 = DKK 6.1214 as of December 31, 2014), payable as follows: (a) DKK205,833.34 representing payment for the Services for the months of January and February, 2014; and (b) DKK102,916.67 on the final business day of each month beginning on March 31, 2014 through the end of the term. On October 30, 2017 the Company provided notice that the Petersen Agreement, would no longer remain in effect 12 months therefrom, and the Petersen Agreement has terminated as of the date hereof.

Toftegaard Agreement

Effective August 15, 2018, we entered into an Employment Agreement with Mr. Toftegaard (the “Toftegaard Agreement”), the Company’s Chief Financial Officer. Mr. Toftegaard is entitled to receive an annual salary denominated in Danish Kroner of DKK1,080,000, an annual discretionary cash bonus and pension contributions of 10% of his salary, which is reviewable each year during his employment. Mr. Toftegaard is entitled to, among other things, five weeks of vacation, home internet service, a mobile phone, a laptop, a company car, and reimbursement of travel expenses. The Toftegaard Agreement may be terminated by either party upon three months written notice, except that such notice period shall increase one month for each twelve months served, up to twelve months.

Outstanding Equity Awards at Last Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Exercisable (1)	Number of Securities Underlying Unexercised Unexercisable (1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (2)	Option Exercise Price	Option Expiration Date
Sune Mathiesen, CEO	-	-	-	$-	-

Soren Degn, CFO(3)	130,000	-	130,000	$1.01	12/21/25

(1)	See footnote 2 to the Summary Compensation Table for the grant date and vesting schedule of each option reflected above.

(2)	Each option has an exercise price equal to the fair market value of our common stock at the time of grant as reported on the NYSE Mkt on the date of grant.

(3)	Mr. Degn exercised all of his options following his resignation prior to their termination.

Compensation of Directors

For 2017 each non-executive director was entitled to $25,000 for services on the Board of Directors; the Audit Committee Chairman was paid an additional fee of $10,000 per year, the Compensation Committee Chairman was paid an additional fee of $6,000 per year; and each qualifying non-executive director would receive an automatic annual stock grant on January 2 of each year in the amount of $30,000 commencing the first year after full vesting of their initial 100,000 share stock grant that vest over a three year period.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2017. Except as set forth in the table, during 2017, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form. As of the date hereof Messrs. Petersen, Burgon, Barish and Ramesh are no longer serving as directors.

Name	Fees earned or paid in cash (1)($)	Stock Awards (2)($)	Option awards (2)	Non-equity incentive plan compensation	Non- qualified deferred compensation earnings	All other compensation (3)	Total
Aldo Petersen	-	-	-	-	-	232,496	$232,496
Mark Vernon	31,000	30,000	-	-	-	-	$61,000
Alexander J. Buehler	12,985	35,000					47,985
Peyton Boswell	9,653	35,000					44,653
Paul Burgon	17,500	30,000	-	-	-	-	$47,500
Mike Barish	12,500	-	-	-	-	-	$12,500
Rengarajan Ramesh	25,000	-	-	-	-	-	$25,000

(1)

Our independent directors are entitled to cash compensation of $25,000 per year, the chairman of our Audit Committee is entitled to $35,000 per year and the chairman of our Compensation Committee is entitled to $31,000.

(2)

These amounts represent the aggregate grant date fair value for stock awards granted in 2017, computed in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period.

The Company issued 29,703 shares of restricted stock valued at $30,000 for services provided by Mr. Burgon. Mr. Burgon provided general work as member of the Board and other services, which were mutually agreeable by both parties on an ad hoc basis.

The Company issued 29,703 shares of restricted stock valued at $30,000 for services provided and to be provided by Mr. Vernon. Mr. Vernon provides general work as member of the Board and other services, which are mutually agreeable by both parties on an ad hoc basis.

The Company awarded 100,000 restricted shares of Common Stock valued at $35,000 for services to be provided by Mr. Buehler. Mr. Buehler provides general work as member of the Board and other services, which are mutually agreeable by both parties on an ad hoc basis. The restricted shares of Common Stock vest as follows: one-third on August 10, 2018, one-third on August 10, 2019, and one-third on August 10, 2020. All shares will vest immediately upon a change of control.

The Company awarded 100,000 restricted shares of Common Stock valued at $35,000 for services to be provided by Mr. Boswell. Mr. Boswell provides general work as member of the Board and other services, which are mutually agreeable by both parties on an ad hoc basis. The restricted shares of Common Stock vest as follows: one-third on August 10, 2018, one-third on August 10, 2019, and one-third on August 10, 2020. All shares will vest immediately upon a change of control.

(3)

 On October 30, 2017 the Company provided notice that the Petersen Agreement would no longer remain in effect 12 months from the Effective Date, and the Petersen Agreement has terminated as of the date hereof.

Our Bylaws which were adopted effective January 1, 2012 state that the Board may pay to directors a fixed sum for attendance at each meeting of the Board or of a standing or special committee, a stated retainer for services as a director, a stated fee for serving as a chair of a standing or special committee and such other compensation, including benefits, as the Board or any standing committee thereof shall determine from time to time. Additionally, the directors may be paid their expenses of attendance at each meeting of the Board or of a standing or special committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The following discussion relates to types of transactions involving our company and any of our executive officers, directors, director nominees or five percent (5%) stockholders, each of whom we refer to as a "related party." For purposes of this discussion, a "related-party transaction" is a transaction, arrangement or relationship:

•     in which we participate;

•     that involves an amount in excess of the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years; and

•     in which a related party has a direct or indirect material interest.

From January 1, 2017 through the date of this Annual Report on Form 10-K, there have been no related-party transactions, except for the executive officer and director compensation arrangements described in the section "Executive Compensation" and as described below.

On or about May 12, 2017, Sandra F. Pessin and Brian Pessin, who at the time were beneficial owners of more than 5% of our common stock, entered into subscription agreements for 2,000,000 and 1,000,000 shares of common stock, respectively, of at a price of $0.25 per share for total consideration of $750,000.

On or about November 22, 2017, Sandra F. Pessin and Brian Pessin, who at the time were beneficial owners of more than 5% of our common stock, entered into subscription agreements for 208,333 and 125,000 shares of preferred stock, respectively, at a price of $1.20 per share for total consideration of $358,333.

On or about November 22, 2017, Mark Vernon, the Chairman of the Board and at the time a director, entered into a subscription agreement for 83,334 shares of preferred stock at a price of $1.20 per share for total consideration of $100,000.80.

Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2018, certain information regarding the beneficial ownership of our common stock, the only class of capital stock we have currently outstanding, of (i) each director and “Named Executive Officers” (as defined in the section titled “Executive Compensation — Summary Compensation Table”) individually, (ii) our chief financial officer, (iii) all directors and executive officers as a group, and (iv) each person known to us who is known to be the beneficial owner of more than 5% of our common stock. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (3)
Directors and NEOs
Sune Mathiesen(4)	1,358,261	1.9%
Claus Toftegaard	-	-
Mark Vernon	629,167	*
Alexander J. Buehler	33,333	*
Peyton Boswell	33,333	*
All executive officers and directors as a group	2,054,094	2.8%
5% Shareholders:
None

*	Less than one percent.
(1)	Unless otherwise indicated, the address for each person listed above is: c/o LiqTech International A/S, Industriparken 22C 12, DK-2750 Ballerup, Denmark.

(2)

Under the rules and regulations of the SEC, beneficial ownership includes (i) shares actually owned, (ii) shares underlying preferred stock, options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of March 23, 2018. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 72,905,547 shares issued and outstanding as of October 31, 2018.

(4)	All of these shares are owned by Masu A/S, a Danish entity. Mr. Mathiesen controls the voting and disposition of the shares owned by Masu A/S

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

Our current principal independent registered public accountant is Sadler, Gibb & Associates, L.L.C. The auditor of our consolidated financial statements for the years ended December 31, 2017, and 2016 was Gregory & Associates, LLC (the “Gregory Firm”). On July 23, 2018, we terminated the services of the Gregory Firm and retained the services of Sadler as our independent registered public accounting firm.

The Gregory Firm’s reports on the financial statements of the Company for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained a note regarding the Company’s ability to continue as a going concern. During the Company’s fiscal year ended December 31, 2017 and through the date hereof, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with the Gregory Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the Gregory Firm’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no reportable events occurred within the periods covered by the Gregory Firm’s reports on the Company's financial statements, or subsequently up to the date of the Gregory Firm’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016, and through July 23, 2018, neither the Company nor anyone on its behalf consulted Sadler regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the consolidated financial statements of the Company or (ii) any matter that was either the subject of a disagreement or a reportable event as described above. Since July 23, 2018, and through the date hereof, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Sadler’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company does not expect a representative of Sadler to be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees

The aggregate fees billed by the Gregory Firm for the audit of our annual consolidated financial statements for the years ended December 31, 2017, and 2016 and for the review of our quarterly financial statements were $148,894 and $151,689, respectively. To date Sadler has billed $37,500 for the review of our quarterly financial statements.

Since January 1, 2017, our auditors did not provide any tax compliance, planning services, or audit related services for the Company. Our auditors did not provide any services other than as described above.

Audit Committee Pre-approval

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to certain committee members when expedited approval of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. All of the services described above were approved in advance by the Audit Committee during the fiscal year ended December 31, 2017.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Industriparken 22C, DK2750 Ballerup, Denmark or by telephone at +45 4498-6000.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before July 9, 2019 (unless the date of the 2019 Annual Meeting of Stockholders is not within thirty (30) days of December 7, 2018, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2019 Annual Meeting). A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (y) by or at the direction of the Board or (z) by any stockholder of the Company who is a stockholder of record at the time of giving of the notice provided for in Section 1.11(b) of the Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in Section 1.11(b) of the Bylaws.

For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall have been delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (i.e., October, 9, 2018 and September 10, 2018, respectively); provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (y) 60 days prior to such meeting or (z) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

(i) the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act;

(ii) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(iii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person covered by clauses (iv) and (v) below;

(iv) (A) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (B) any Derivative Positions held or beneficially held by the stockholder or any Stockholder Associated Person, (C) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (D) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (E) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (F) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities; and

(v) any material interest of the stockholder or any Stockholder Associated Person in such business, including all arrangements, agreements and understandings with the stockholder or Stockholder Associated Person in connection with the proposed business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a stockholder meeting except as shall have been brought before the meeting in accordance with the procedures set forth in Section 1.11(b) of the Bylaws. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of Section 1.11(b) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(b) of the Bylaws.

With respect to the nomination of directors, only persons who are nominated in accordance with the procedures set forth in Section 1.11 of the Company’s Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of the Company may be made at a meeting of stockholders (1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board or (3) by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in Section 1.11(a) of the Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 1.11(a) of the Bylaws. The foregoing clause shall be the exclusive means for a stockholder to make any nomination of a person or persons for the election to the Board at an annual meeting or special meeting of the stockholders.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (i) 60 days prior to such meeting or (ii) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. For purposes of Section 1.11(b) of the Bylaws, public disclosure of the date of a forthcoming meeting may be made by the Company not only by giving formal notice of the meeting, but also by notice to a national securities exchange (if the Company’s common stock is then listed on such exchange), by filing a report under Section 13 or 15(d) of the Exchange Act (if the Company is then subject thereto), by mailing to stockholders, or by a general press release. Such stockholder’s notice shall set forth:

(i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii) as to the stockholder giving the notice:

(A) the name and address, as they appear on the Company’s books, of such stockholder and any Stockholder Associated Person (defined below) covered by clause (B) below,

(B) (1) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (2) any Derivative Positions (defined below) held or beneficially held by the stockholder or any Stockholder Associated Person, (3) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (4) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (5) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (6) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities, and

(C) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Affiliated Person has the right to vote any security of the Company.

At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Section 1.11(a) of the Bylaws.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of Section 1.11(a) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(a) of the Bylaws. Notwithstanding anything to the contrary therein, no provision of the Bylaws shall be deemed to prohibit or restrict the ability of the Board to fill vacancies in the membership of the Board of the Company pursuant to NRS §78.335 or pursuant to any other statutory or contractual right of the Board of the Company to fill any such vacancy.

“Stockholder Associated Person” of any stockholder means (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (z) any person controlling, controlled by or under common control with such Stockholder Associated Person.

“Derivative Position” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board, or to the independent directors of the Board, may send a letter to Mark Vernon, Chairman of the Board, at Industriparken 22C, DK2750 Ballerup, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Vernon and submitted to the entire Board, or to an executive session of the independent directors, as applicable, no later than the next regularly scheduled Board meeting.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the Nominees, the ratification of Sadler and the say-on-pay vote. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to LiqTech International, Inc. at Industriparken 22C, DK2750 Ballerup, Denmark, or on the SEC’s internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF
DIRECTORS
November 7, 2018	/s/ Sune Mathiesen
Sune Mathiesen
Chief Executive Officer, Principal Executive Officer and Director

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1
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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Joel Gay   02 Alexander J. Buehler   03 Mark Vernon   04 Peyton Boswell   05 Sune Mathiesen

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratification of Sadler, Gibb & Associates, L.L.C. as independent registered accountants for LiqTech International, Inc. for the fiscal year ending December 31, 2018.	☐	☐	☐
3	Approval, on an advisory basis, of the compensation of the named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000390820_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

PROXY
LIQTECH INTERNATIONAL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 7, 2018

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Sune Mathiesen and Mark Vernon, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 3:00 p.m., local time on Friday, December 7, 2018, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies' discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

0000390820_2 R1.0.1.17

Continued and to be signed on reverse side